Financial Income / Expenses (Details) - Schedule of Financial Income / Expenses - USD ($)	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2022
Financial Costs
Interest and commissions expense	$ (1,124,302)	$ (160,035)	$ (2,130)
Lease liability interest	(41,116)
Total Financial Costs	(1,165,418)	(160,035)	(2,130)
Other financial results
Exchange rate (losses)	(3,423,303)	(1,386,599)	(12,342)
Inflation adjustment	2,954,698	245,989
Interest income (Shareholders’ loan)	1,386,052	693,027
Investment results	552,797	1,009,318
Net fair value gain of warrant liabilities	332,189	778,811
Change in fair value of Simply Agreement for Future Equity (“SAFE”)		(313,346)	(860,000)
Other	66,531	3,325
Total Other financial results	1,868,964	1,030,525	(872,342)
Total net financial income / (expenses)	$ 703,546	$ 870,490	$ (874,472)